UNITED STATES
SECURITIES AND EXCHANGE COMMISSION
WASHINGTON, DC 20549

FORM 8-K

CURRENT REPORT PURSUANT
TO SECTION 13 OR 15(D) OF THE
SECURITIES EXCHANGE ACT OF 1934

Date of report (Date of earliest event reported): November 20, 2017

Exactus, Inc.
(Exact name of small business issuer as specified in its charter)

Nevada	27-1085858
(State or other jurisdiction of incorporation or organization)	(IRS Employer Identification No.)

4870 Sadler Rd, Suite 300, Glen Allen, VA 23060
(Address of principal executive offices)

(804) 205-5036
(Issuer’s telephone number)

____________________________________________________________ (Former name or former address, if changed since last report)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions (see General Instruction A.2. below):

   [ ]   Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

   [ ]   Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

   [ ]   Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

   [ ]   Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Item 5.02
Departure of Directors or Certain Officers; Election of Directors; Appointment of Certain Officers; Compensatory Arrangements of Certain Officers.

On November 20, 2017, Krassen Dimitrov provided a notice dated November 21, 2017 to Exactus, Inc. (the “Company”) stating that he was resigning from the Board of Directors of the Company (the “Board”), effective immediately. Dr. Dimitrov indicated that his resignation from the Board was based on the deteriorating relationship between the Company and Digital Diagnostics, Pty. (“Digital Diagnostics”) over the non-payment of fees owed by the Company pursuant to the licensing agreement between the Company and Digital Diagnostics. Dr. Dimitrov currently serves as the President of Digital Diagnostics, and the Company has licensed the right to develop, produce and commercialize certain diagnostic products, including the FibriLyzer and MatriLyzer, utilizing certain intellectual property rights owned or licensed by Digital Diagnostics. Dr. Dimitrov believes that, in light of these concerns, his role as both a Director of the Company and the President of Digital Diagnostics creates a conflict of interest and has decided to focus his time and energy on doing what is best for the shareholders of Digital Diagnostics.

Dr. Dimitrov also expressed his concerns about the direction and management of the Company, particularly with respect to the use of funds, the lack of progress on product development, and the regulatory process with the FDA.

Although he resigned from the Board, Dr. Dimitrov indicated that he is willing to continue working with the Company.

The Company provided Dr. Dimitrov with a copy of the disclosure contained herein prior to its filing with the Securities and Exchange Commission, and provided Dr. Dimitrov with the opportunity to furnish the Company as promptly as possible with a letter addressed to the Company stating whether or not he agrees with the statements herein and, if not, stating the respects in which he does not agree. If the Company receives such a letter from Dr. Dimitrov, the Company will attach a copy of the letter as an exhibit to an amendment to this Current Report on Form 8-K within two business days after receipt by the Company.

A copy of Dr. Dimitrov’s resignation letter is attached as Exhibit 17.1 to this report and is incorporated by reference into this Item 5.02.

Item 9.01
Financial Statements and Exhibits.

(d) Exhibits.

Exhibit No.                           Description

17.1
Resignation Letter of Krassen Dimitrov, dated November 21, 2017.

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

Exactus, Inc.
Dated: November 24, 2017	/s/ Philip J. Young
Philip J. Young CEO

EXHIBIT INDEX

Exhibit No.
Description

17.1
Resignation Letter of Krassen Dimitrov, dated November 21, 2017.